SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 122	x

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 123	x

Mutual Fund and Variable Insurance Trust

(Exact name of Registrant as Specified in Charter)

36 North New York Avenue

Huntington, NY 11743

(Address of Principal Executive Offices)

1-631-629-4237

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of Agent for service)

(Notices should be sent to the Agent for Service)

Copies to:

Andrew Davalla, Esq.

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b)

on __________pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on __________ pursuant to paragraph (a)(i)

X	75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS SUBJECT TO COMPLETION

RATIONAL IRON HORSE FUND

Class A: IRHAX Class C: [ ] Class I: IRHIX

PROSPECTUS

[ ], 2016

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY –RATIONAL IRON HORSE FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
HOW TO BUY SHARES	12
HOW TO REDEEM SHARES	19
DISTRIBUTION PLANS	23
VALUING FUND ASSETS	23
DIVIDENDS, DISTRIBUTIONS AND TAXES	24
MANAGEMENT OF THE FUND	25
FINANCIAL HIGHLIGHTS	28
FOR MORE INFORMATION	32

FUND SUMMARY – RATIONAL IRON HORSE FUND

Investment Objective: The Fund seeks total return with less volatility than equity markets in general.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 8 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page [ ] and Waiver of Up-Front Sales Charge on Class A Shares on page [ ].

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	1.00%(1)	1.00%(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)(3)	0.70%	0.45%	0.70%
Total Annual Fund Operating Expenses(3)	2.20%	2.70%	1.95%
Fee Waivers and/or Expense Reimbursements(4)	(0.25%)	--	(0.25%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.95%	2.70%	1.70%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Estimated for the current fiscal year.

(4)The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period

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of three years following the fiscal year in which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$762	$273	$173
3	$1,201	$838	$588
5	$1,665	$1,430	$1,029
10	$2,945	$3032	$2,255

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Predecessor Fund's (defined below) portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

• dividend-paying common stocks, and

• by writing call options on common stocks and common stock indices.

The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-advisor's fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor uses historical price ranges and returns to determine exit points. The sub-advisor uses several risk management techniques including tolerable-risk models, value-at-risk models and stop-loss procedures in order to manage portfolio risk. The sub-advisor's tolerable-risk models focus on estimating possible losses, using historical losses measured over various time periods on a security-specific basis. The sub-advisor's value-at-risk models focus on estimating the size of low-probability losses, by using historical losses measured over various time periods on a security-specific basis and on a portfolio level. The sub-advisor's risk management goal is to avoid a security or group of securities with large loss estimates for a

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given probability of occurrence. Stop-loss procedures trigger an automatic sale when a security price drops to a pre-set level with the risk management goal of avoiding further losses. As a result of using risk management techniques, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index and other indices representative of the equity markets in general.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines, to the extent of the call option premium received. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option.

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile. To help mitigate against a potential short or intermediate-term decline in the overall stock market, the Fund may purchase put options or engage in put option spread transactions (i.e. selling a put option at a lower strike price to offset the cost of a purchased put option) on broad-based indices (such as the S&P 500, S&P MidCap 400 or other indices) or ETFs that seek to replicate the returns of such indices.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value (“NAV”), total return and the value of the Fund and your investment.

  Foreign Investment Risk. Foreign stocks are subject to adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.
  Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains because the Fund may lose more than the option premium received.
  Management Risk. The sub-advisor's reliance on its investment and risk management strategies and its judgments about the potential appreciation of a particular option or stock in which the Fund invests may prove to be incorrect.
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  Market Risk. Overall stock market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
  Medium Capitalization Stock Risk. The value of medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.
  Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.   Although Class C and I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class A and C shares would be different from Class A shares because Class C and I shares have different expenses than Class A shares.  Performance information for Class C shares will be included after the share class has been in operation for one complete calendar year.   The performance table compares the performance of the Fund’s Class A shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund intends to acquire all of the assets and liabilities of Iron Horse Fund, a series of Northern Lights Funds Trust, (the “Predecessor Fund”) in a tax-free reorganization on or about [ ], 2016.  In connection with this acquisition, shares of the Predecessor Fund’s Class A shares and Class I share are to be exchanged for Class A shares and Institutional shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares. Updated performance information will be available at no cost by calling 800-253-0412.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.64% (quarter ended March 31, 2013), and the lowest return for a quarter was (2.24)% (quarter ended September 30, 2015). The Fund’s year-to-date return for the period ended June 30, 2016 was [ ]%.

Average Annual Total Returns

(for the periods ended, December 31, 2015)

	1 Year	Since inception (7/7/11)
Class A
Return Before Taxes	(6.55)%	4.05%
Return After Taxes on Distributions	(7.80)%	2.57%
Return After Taxes on Distributions and Sale of Fund Shares	(3.12)%	2.94%
Class I
Return Before Taxes	(0.41)%	7.83%
CBOE S&P 500 Buy Write Index (reflects no deduction for fees, expenses or taxes)	5.24%	7.17%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Van Hulzen Asset Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

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Portfolio Managers: Craig Van Hulzen, Chief Investment Officer, President and Portfolio Manager of the Sub-Advisor, John Pearce, Managing Director and Portfolio Manager of the Sub-Advisor, and Stefan ten Brink, Managing Director and Portfolio Manager of the Sub-Advisor are primarily and jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Predecessor Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to seek total return with less volatility than equity markets in general. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

The Fund's sub-advisor seeks to achieve the Fund's investment objective by investing primarily in:

  dividend-paying common stocks, and
  by writing call options on common stocks and common stock indices.
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The sub-advisor selects common stocks of domestic and foreign issuers with market capitalizations of at least $2 billion that are traded on a U.S. stock exchange. The sub-advisor combines (1) fundamental analysis, (2) technical analysis and (3) proprietary risk management techniques to seek total returns with less volatility than equity markets in general.

The sub-advisor selects stocks that it believes will produce income from dividends and produce capital appreciation. Additionally, the Fund writes stock index and single stock options to generate income (although classified as a capital transaction for accounting and tax purposes) and to reduce exposure to stock market price declines. The sub-advisor selects single-stock options that are typically covered calls, where the strike price and expiration month are determined by the sub-advisor's fundamental process. The option is "covered" because the Fund owns the stock at the time it sells the option. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (known as the exercise price) any time up to a certain date in the future (known as the expiration date). If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide income to the Fund. The selling of covered call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. The sub-advisor's goal is not to maximize option income, as with many buy-write strategies, because it believes this would lead to holding stocks with above-average volatility. The sub-advisor selects stocks driven by its fundamental process, with options used to add income and downside protection and to achieve an exit strategy commensurate with its fundamental valuation targets.

Fundamental Analysis

The sub-advisor employs a fundamental process for selecting stocks. The fundamental process is driven by a return-on-capital framework that provides for quality comparisons of companies across industries, sectors and geography. The sub-advisor selects companies that it believes have a consistent track record of value creation and a sustainable business model by ranking them using the following peer group criteria:

    Higher than average return on capital
    Lower than average financial leverage
    Relatively consistent cash flows
    Attractively priced, based on fundamentals
    Higher than average dividends

Stocks that pass the sub-advisor's fundamental screening process are then ranked based on their risk/return ratios (the sub-advisor's forecast for upside potential divided by downside risk). The sub-advisor uses these risk/return ratios to determine the portfolio weightings.

Technical Analysis

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The sub-advisor uses a proprietary mathematical process that focuses on trends in price measured over specific periods of time to set stop loss levels, determine entry/exit points, and to improve the risk/reward profile of the portfolio. This analysis helps the sub-advisor identify characteristics of price trends (distance and time) that correspond to option strike prices and option expiration contract months, and as a downside risk analysis tool in order to improve risk/reward modeling.

Risk Management

Risk management is central to the sub-advisor's investment process. It uses several risk management techniques including tolerable-risk models, Value-At-Risk models and stop-loss procedures in order to manage portfolio risk. As a result, the sub-advisor expects the Fund to have significantly lower volatility compared to the S&P 500 Index. The sub-advisor manages portfolio-level and stock-specific risk using the following procedures:

o	Equal stock portfolio weights based on risk/reward ratio rather than equal weight exposure
o	Fundamental screening process focuses on quality of management and financial consistency to seek to avoid companies with above average financial leverage and/or speculative business models
o	Written call options to add returns and partial protection against market declines
o	Sell discipline using pre-determined targets for trim/sell orders and stop-loss rules

The sub-advisor buys stocks and writes call options using the strategies described above. It sells stocks when a price target is reached, fundamentals have deteriorated or to adjust the Fund's asset allocation and risk profile. It covers (buys back) call options to adjust the Fund's risk profile. To help mitigate against a potential short or intermediate-term decline in the overall stock market, the Fund may purchase put options or engage in put option spread transactions (i.e. selling a put option at a lower strike price to offset the cost of a purchased put option) on broad-based indices (such as the S&P 500, S&P MidCap 400 or other indices) or ETFs that seek to replicate the returns of such indices.

The sub-advisor may engage in frequent trading of the Fund’s portfolio in pursuing its strategy for the Fund.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses,

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the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s returns will vary and you could lose money on your investment in the Fund. Also, an investment in the Fund is not a complete investment program. Below are some specific risks of investing in the Fund.

The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

  Foreign Investment Risk. Investing in stocks of foreign issuers involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Country risk arises because virtually every country has interfered with international transactions in its currency. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.
  Leveraging Risk. The use of leverage embedded in written options will limit the Fund's gains. The percentage change in an option's price is highly sensitive to the price on the underlying stock or index, which will magnify the Fund's losses when compared to option premium received.
  Management Risk. The net asset value of the Fund changes daily based on the performance of the stocks and call options in which it invests. The ability of the Fund to meet its investment objective is directly related to the sub-advisor's allocation of the Fund's assets using its stock selection, call writing and risk management strategies. The sub-advisor's objective judgments, based on investment strategy, about the attractiveness and potential appreciation or depreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the sub-advisor's investment strategy will produce the desired results.
  Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the stocks and call options in which the Fund invests. The Fund invests in stocks that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
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  Medium Capitalization Stock Risk. The value of medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
  Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
  Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio's value does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include risk of mispricing or improper valuation and the risk that changes in the value of the call option may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:
o	Leverage and Volatility Risk: Option contracts ordinarily have leverage inherent in their terms. The low initial investment normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of leveraged derivatives can amplify the effects of market volatility on the Fund's share price.
o	Liquidity Risk: Although it is anticipated that the options traded will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous
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time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

    Tracking Risk: Call options may not be perfect substitutes for the securities they are intended to track or hedge. Factors such as differences in supply and demand for certain derivatives may cause their returns to deviate from the sub-advisor's expectations. Consequently, derivative returns may not be highly correlated to the securities they are intended to hedge.

Non-Principal Investment Strategies

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor, Catalyst Capital Advisors LLC, and AlphaCentric Advisors LLC.

Manager-of-Managers Order

An affiliate of the Advisor has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or materially amend sub-advisory agreements with one or more sub-advisors who are not affiliated with the Advisor without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.rationalmf.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the advisor, the sub-advisor and other service providers to transact business; violations of applicable privacy and other laws;

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regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

Multiple Classes

The Fund offers three classes of Shares: Class A Shares, Class C Shares and Institutional Shares. Not all share classes may be available in all states.

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and

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Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”)

The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Fund:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	Back-end deferred sales charges on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	No Distribution (Rule 12b-1) fees.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

For the actual past expenses of each share class, see the individual Fund profiles earlier in this Prospectus.

For purchases of $1 million or more, the sales charge for Class A Shares is waived.

Sales Charges

Purchases of Class A Shares of the Fund are subject to front-end sales charges.

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	4.99%	4.00%

$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above*	0.00%	0.00%	0.00%
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*	A contingent deferred sales charge of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Sales Charges – Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

The deferred sales charge on Class C Shares may be waived for:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
•	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
•	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;
•	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and
•	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Trust or your investment professional with certain information, including account statements and records that reflect any investments in the Fund by you, your spouse, or your children under 21. If you or your investment professional believe that you qualify, please notify the Trust by calling 800-253-0412. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is

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available on the Fund’s website free of charge, we do not disclose this information separately on the website.

More information about deferred sales charge reductions is provided in the SAI.

Class A Shares, Reductions and Waivers

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Fund’s investments held by the members of your immediately family, including the value of Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we

15

will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your

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account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

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Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in the Fund is $500. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

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The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

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“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 18 months after the date of their purchase.

The Fund useS a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

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The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of the Fund for the same class of Shares of any other Rational Fund offering such shares, including for shares of other Rational Funds offered in other prospectuses.

Additional Information

In order to exchange Shares of the Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the

21

availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges.

Exchanging C Shares

Class C Shares for a Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Call (You must have completed the appropriate section on your account application)
•	The Funds at 800-253-0412
•	Your Investment Professional

OR

Write

• Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

3.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)
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(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

DISTRIBUTION PLANS

The Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of its Class A Shares and Class C Shares which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, the Fund may finance from the assets of Class A and Class C Shares certain activities or expenses that are intended primarily to result in the sale of the Class A Shares or Class C Shares, as applicable.

The maximum Rule 12b-1 fee is 0.25% of the applicable Fund’s Class A Shares average daily net assets.

With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

Because these Shares pay marketing fees on an ongoing basis, your investment costs may be higher over time than other shares with different sales charges and marketing fees.

In addition to paying fees under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Class A and Institutional Share Classes. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares and Institutional Shares (included in a Fund’s 12b-1 fees above for Class C Shares only) to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or their affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that

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support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically

24

reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under Management Agreements to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor was previously a wholly-owned subsidiary of The Huntington National Bank known as Huntington Asset Advisors, Inc. and was acquired by Rational Capital LLC on December 31, 2015. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Funds’ investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisor

Van Hulzen Asset Management, LLC, located at 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, serves as advisor to the Fund. Subject to the authority of the Board of

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Trustees, the sub-advisor is responsible for the overall management of the Fund's investments. The sub-advisor is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. The sub-advisor has been providing investment advice to individual and institutional investors since 1997. As of the date of this Prospectus, the sub-advisor provides investment advice to individual investors and institutional investors such as pension plans, non-profit organizations, pooled investment vehicles and the Fund.

Portfolio Managers:

Craig Van Hulzen, John Pearce and Stefan ten Brink are jointly and primarily responsible for the day to day management of the Fund’s portfolio.

Craig Van Hulzen

Chief Investment Officer, President and Portfolio Manager of the Sub-Advisor

Mr. Van Hulzen has served as Chief Investment Officer, President and Portfolio Manager since founding the sub-advisor in 1998. Mr. Van Hulzen oversees the investment process for the sub-advisor. Mr. Van Hulzen has been a consultant on risk management and portfolio construction issues to money managers, institutions, and endowments, and has also provided expert witness testimony on portfolio construction and risk management issues to various states and house sub-committees. Mr. Van Hulzen has been featured in Business Week, Fortune Online, Pensions & Investment, Financial Planning and USA Today. Mr. Van Hulzen holds a B.A. in Business Finance from Point Loma Nazarene University.

John Pearce

Managing Director and Portfolio Manager of the Sub-Advisor

Mr. Pearce has served as Managing Director and Portfolio Manager of the sub-advisor since February 2008. Previously, from February 2002 to November 2007, Mr. Pearce served as Director of Credit Suisse Securities, where he specialized in intrinsic value analysis and worked with both large corporations and institutional clients. Mr. Pearce serves on the sub-advisor's Investment Committee and oversees the sub-advisor's business development efforts. Mr. Pearce holds a B.A. in Economics from the University of Virginia, an M.S. in Accounting from the College of Charleston.

Stefan ten Brink

Managing Director and Portfolio Manager of the Sub-Advisor

Mr. ten Brink has served as a Managing Director and Portfolio Manager of the sub-advisor since January 2011. Previously, from June 2005 to September 2010, Mr. ten Brink served as Portfolio Manager for Petercam Asset Management in Amsterdam, the Netherlands. From July 2000 to June 2005, Mr. ten Brink served as a Portfolio Manager for the Pension Fund of Koninklijke Ahold N.V., and as an Investment Adviser for ING Bank. Mr. ten Brink holds a degree in Logistics & Economics from Arnhem Business School and an MSc in Business Economics from Nijmegen University. Mr. ten Brink is a Certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies).

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The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

Advisory Fees

The Advisor is entitled to receive a fee equal to 1.25% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the fiscal year in which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment. The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. [For the Predecesor Fund’s fiscal year ended March 31, 2016, the Advisor received advisory fees, after waivers, equal to [ ]% of the Fund’s average net assets]. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor is available in the Fund’s Annual Report to shareholders for the period ended December 31, 2016. A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with the Sub-Advisor is available in the Fund’s Annual Report to shareholders for the period ended December 30, 2016

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FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund's financial performance since its inception. The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by [ ], the Fund’s Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, are included in the Predecessor Fund's Annual Report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
Net asset value, beginning of period	$10.21		$11.37		$10.60		$10.22		$10.00

Activity from investment operations:
Net investment income (2)	0.02		0.06		0.08		0.11		0.06
Net realized and unrealized gain on investments	0.06		0.45		0.93		0.67		0.22
Total from investment operations	0.08		0.51		1.01		0.78		0.28

Less distributions from:
Net investment income	(0.04)		(0.06)		(0.08)		(0.11)		(0.06)
Net realized gains	(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.31)		(1.67)		(0.24)		(0.40)		(0.06)

Net asset value, end of period	$9.98		$10.21		$11.37		$10.60		$10.22

Total return (3)	0.90%		4.51%		9.63%		7.90%		2.79	% (4)

Net assets, at end of period (000s)	$8,098		$12,223		$11,842		$10,044		$8,511

Ratio of gross expenses to average net assets before waiver/recapture	1.86%		1.57%		1.85	% (6)	2.51	% (6)	3.93	% (6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.95	% (5)	1.85	% (5)	1.85%		1.95%		1.95	% (7)
Ratio of net investment income to average net assets	0.22%		0.49%		0.68%		1.11%		0.87	% (7)
Portfolio Turnover Rate	279%		265%		114%		77%		43	% (4)

(1)	The Iron Horse Fund’s Class A shares commenced operations on July 7, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.
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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	March 31, 2016		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012 (1)
Net asset value, beginning of period	$10.19		$11.35		$10.58		$10.21		$9.39

Activity from investment operations:
Net investment income (2)	0.06		0.09		0.10		0.14		0.05
Net realized and unrealized gain on investments	0.05		0.44		0.94		0.67		0.82
Total from investment operations	0.11		0.53		1.04		0.81		0.87

Less distributions from:
Net investment income	(0.05)		(0.08)		(0.11)		(0.15)		(0.05)
Net realized gains	(0.27)		(1.61)		(0.16)		(0.29)		—
Total distributions	(0.32)		(1.69)		(0.27)		(0.44)		(0.05)

Net asset value, end of period	$9.98		$10.19		$11.35		$10.58		$10.21

Total return (3)	1.24%		4.78%		9.91%		8.17%		9.30	% (4)

Net assets, at end of period (000s)	$9,417		$28,191		$19,062		$10,825		$9,615

Ratio of gross expenses to average net assets before waiver/recapture	1.50%		1.32%		1.60	% (6)	2.26	% (6)	2.85	% (6,7)
Ratio of net expenses to average net assets after waiver/recapture	1.56	% (5)	1.60	% (5)	1.60%		1.70%		1.70	% (7)
Ratio of net investment income to average net assets	0.63%		0.73%		0.93%		1.37%		1.39	% (7)
Portfolio Turnover Rate	279%		265%		114%		77%		43	% (4)

(1)	The Iron Horse Fund’s Class I shares commenced operations on November 16, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Represent the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(7)	Annualized.

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PRIVACY NOTICE

Mutual Fund AND VARIABLE INSURANCE Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND AND VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1- 800-253-0412
30

PRIVACY NOTICE

Mutual Fund AND VARIABLE INSURANCE Trust

What we do:
How does Mutual Fund and Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund and Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund and Variable Insurance Trust has no affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

•   Mutual Fund and Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund and Variable Insurance Trust doesn’t jointly market.
31

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-5010

32

STATEMENT OF ADDITIONAL INFORMATION,

[ ], 2016

Mutual Fund and Variable Insurance Trust

Rational Iron Horse Fund

Class A: IRHAX Class C: [ ] Class I: IRHIX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Rational Iron Horse Fund (the “Fund”) dated [ ], 2016 (“Prospectus”). The Fund is a separate series of the Mutual Fund and Variable Insurance Trust (“Trust”), an open-end management company organized as a Delaware Statutory Trust. This SAI is incorporated in its entirety into the Prospectus.

The Fund acquired all of the assets and liabilities of the Iron Horse Fund (“Predecessor Fund”), a series of Northern Lights Funds Trust, in a tax-free reorganization on [ ], 2016. In connection with this acquisition, Class A shares and Class I shares of the Predecessor Fund were exchanged for Class A shares and Institutional shares of the Fund, respectively. Certain financial information included on the following pages is that of the Predecessor Fund.

Copies of the Prospectus and the Predecessor’s Fund’s Annual Report may be obtained at no charge from the Trust by writing to the above address or calling 800-253-0412.

TABLE OF CONTENTS

RATIONAL IRON HORSE FUND	1
INVESTMENT RESTRICTIONS	1
OTHER INVESTMENT POLICIES	2
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	23
TRUSTEES AND OFFICERS	23
PRINCIPAL SHAREHOLDERS	29
ADVISOR	30
SUB-ADVISOR	30
CODE OF ETHICS	33
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	33
CUSTODIAN	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
COUNSEL	35
DISTRIBUTOR	35
PROXY VOTING POLICY	38
PORTFOLIO TURNOVER	38
PORTFOLIO TRANSACTIONS	39
Purchase and Redemption of Shares	41
Reduction of Up-Front Sales Charge on Class A Shares	41
Waivers of Up-Front Sales Charge on Class A Shares	42

NET ASSET VALUE	43
TAX INFORMATION	43

Appendix B—Proxy Voting Policies and Procedures B-1

RATIONAL IRON HORSE FUND

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. As of the date of this SAI, the Trust operates eight separate series or mutual funds - five retail portfolios and three variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The Fund is diversified. Much of the information contained in this SAI expands upon subjects discussed in the Fund’s Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus. The Board of Trustees (“Trustees”) has established three classes of Shares of the Fund. The Fund offers Class A Shares, Class C Shares and Institutional Shares.

Rational Advisors, Inc. (the "Advisor", acts as investment advisor to the Fund.

Van Hulzen Asset Management, LLC acts as the sub-advisor to the Fund

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity

1

securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

2

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance

3

commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association

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("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities of Other Investment Companies

The Fund’s investments in an underlying portfolio of exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies.

The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of

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securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Advisor and sub-advisor. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Advisor or sub-advisorr of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds.

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ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Business Equipment Quota Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

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If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid

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securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund

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does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

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Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not, nor will it be, subject to registration or regulation as a commodity pool operator.

Structured Notes, Bonds and Debentures.

The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (a “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

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The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National

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Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Adviser also anticipates that the Fund will employ "short selling" for both (1) investment purposes and (2) for defensive purposes as a hedging strategy. For investment purposes, when the Adviser believes that particular company or sector is relatively overvalued, the Fund will sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund. For defensive purposes, when the Adviser believes that a security or group of securities in the Fund is susceptible to a decline in value, the Fund will sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund's portfolio of securities. A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited.

To the extent that the Fund uses short sales as a hedging technique, the Fund is subject to correlation risk. Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to the Fund of a short sale, or there may be no correlation at all. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund's potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that the Fund may be required to make with respect to the borrowed securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss. You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Borrowing and Leverage

The Adviser anticipates that the Fund will employ “leverage” by borrowing from banks, up to 10% of the value of Fund assets, and using the proceeds of the borrowings to make additional investments. The use of "leverage" by the Fund will involve costs to the Fund including interest expense. While the Adviser expects leverage to create an opportunity for increased returns, it also creates risk of significant losses if the amount of income and appreciation from these additional leverage-financed investments do not exceed the Fund's leverage-related costs. The use of leverage as strategy may also mean that the Fund might have to liquidate securities to cover its leverage related costs or repay principal. The use of leverage will tend to amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund or the underlying investment companies in which the Fund invests to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage by underlying investment companies may also cause the Fund to indirectly bear higher expenses (interest expenses) than those of equity mutual funds that do not invest in underlying investment companies that use such techniques. The Fund may also invest in securities or derivative instruments which magnify relatively small movements in reference securities or indices such that the Fund experiences a relatively large change in value. Depending on market or other conditions, these liquidations could be disadvantageous to the Fund. Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value.

During periods in which the Fund is utilizing financial leverage in the form of borrowing , the fees which are payable to the Advisor as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

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2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

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From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, the Advisor, sub-advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information,, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for the Strategy Shares, another open-end investment company whose series are managed by the Advisor. Collectively, the Funds, Strategy Shares, Mutual Fund Series Trust comprise the “Fund Complex” .

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As of December 31, 2015, the Trustees and Officers as a group owned less than 1% of the shares of each Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tobias Caldwell 48	Chairman of the Board and Trustee	Since January 2016	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	[ ]	Chairman of the Board, Strategy Shares, comprised of [ ] funds; Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust, comprised of [ ]funds (2006-present).
Stephen P. Lachenauer 48	Trustee	Since January 2016	Attorney, private practice.	[ ]	Board Member, Strategy Shares, comprised of [ ] funds(January 2016 – present); Trustee, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015-present).
Donald McIntosh 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	[ ]	Board Member, Strategy Shares, comprised of [ ] funds (January 2016– present); Trustee, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015-present).

* The term of office of each Trustee is indefinite.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Managing Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, Thomas Lloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.

Erik Naviloff	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund
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80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968			Services, LLC, since 2012; Assistant Vice President, Gemini Fund Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.

* Officers do not receive any compensation from the Trust.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met 3 times during the fiscal year ended December 31, 2015.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

Trustee commenced serving on the Board of Trustees of the Trust effective January 1, 2016. Therefore, the Trustees did not receive compensation from the Trust during the year ended December 31, 2015.

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TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2015

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	None
Stephen Lachenauer	None	None
Donald McIntosh	None	None

___________________________

* The Fund Complex consists of ten series of The Funds and 2 series of Strategy Shares.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of a mutual fund complex for over nine years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been a sole practitioner attorney for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves as a Trustee of other mutual funds in the Fund Complex.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. Lachenauer also serves as a Trustee of other mutual funds in the Fund Complex.

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Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

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PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund).

Class A shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Predecessor Fund’s Class A shares on [ ]5, 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

As of [ ], 2016, securities of the Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class C shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class C shares on [ ], 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of January 5, 2016, securities of the Fund’s Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Class I shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Fund’s Class I shares on [ ], 2016 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

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As of [ ], 2016, securities of the Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR AND SUB-ADVISOR

Rational Advisors, Inc., a wholly owned subsidiary of Rational Capital LLC, has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor (formerly a wholly owned subsidiary of Huntington National Bank and known as Huntington Asset Advisors, Inc.) was organized under the laws of Ohio in 2001. The Advisor was acquired by Rational Capital LLC on December 31, 2015. The Adviser is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreements, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Contractual Advisory Fee
Rational Iron Horse Fund	1.25%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Portfolio, including the expenses of communications with its shareholders, are paid by the Fund.

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The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than to not more than 1.70%, 1.95% and 2.70% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2018. These Agreements shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Funds’ Annual Report to Shareholders dated December 31, 2015.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Funds.

Van Hulzen Asset Management, LLC (Van Hulzen”) served as advisor to the Predecessor Fund. During the fiscal year ended March 31, 2014, the Predecessor Fund paid Van Hulzen $222,325 in investment advisory fees of which none was waived. During the fiscal period ended March 31, 2015, the Predecessor Fund paid Van Hulzen $262,336 in investment advisory fees of which $98,219 represented recapture of previously waived fees. During the fiscal year ended March 31, 2016, the Predecessor Fund paid the Adviser $[ ] in investment advisory fees of which $[ ] was waived

Sub-Advisor

Van Hulzen Asset Management, LLC (“Sub-Advisor”), located at 4370 Town Center Blvd., Suite 220, El Dorado Hills CA 95762, has been retained to act as the sub-advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. The Advisor and the Trustees have chosen to engage Sub-Advisor’s services as sub-advisor to the Fund in part because of the Sub-Advisor’s prior expertise and performance in advising other accounts similar in objective to that of the Fund, including the Predecessor Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The SubAdvisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Annual Report to Shareholders dated December 31, 2016.

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Portfolio Managers

Craig Van Hulzen, John Pearce and Stefan ten Brink are the portfolio managers responsible for the day-to-day management of the Fund. Each portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Fund and assets under management in those accounts as of [ ], 2016:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Craig Van Hulzen	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John Pearce	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Stefan ten Brink	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Craig Van Hulzen	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John Pearce	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Stefan ten Brink	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Compensation.

Each portfolio manager receives a salary and may be eligible for a performance-based bonus and a share of the profits, if any.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of [ ], 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Craig Van Hulzen	[ ]
John Pearce	[ ]
Stefan ten Brink	[ ]

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

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•	With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund‘s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Sub-Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the Fund have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act.  The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Each Code permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90

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days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by GFS, the Fund pays GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Fund also pays GFS for any out-of-pocket expenses.

GFS also served as administrator, fund accountant and transfer agent to the Predecessor Fund pursuant to a Fund Services Agreement between the Predecessor Fund and GFS. The Predecessor Fund paid GFS the following amounts during the last three fiscal years:

Fiscal Year Ended March 30	Administrative Services Fees	Fund Accounting Fees	Transfer Agent Fees
2014	$40,555	$26,485	$41,129
2015	$36,575	$25,984	$39,279
2016

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MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor):

In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of the Advisor, Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust), and a Trustee of the Trust.

COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provided a Chief Compliance Officer to the Predecessor Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Predecessor Fund. For the fiscal year ended March 31, 2014, the Predecessor Fund incurred $11,001 for compliance service fees. For the fiscal period ended March 31, 2015, the Predecessor Fund incurred $14,500 for compliance service fees. For the fiscal period ended March 31, 2015, the Predecessor Fund incurred $[ ] for compliance service fees.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen Fund Audit Services, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares

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is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Northern Lights Distributors, LLC also served as distributor of the Predecessor Fund. The following table sets forth the total compensation received by the Distributor from the Predecessor Fund during the fiscal years ended March 31, 2016:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

The Distributor also received 12b-1 fees from Predecessor Fund as described under the following section entitled “Rule 12b-1 Plan”.

12b-1 Plans

The Fund has adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to the Class A Shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fee”).

Each 12b-1 Fee may be used to pay a fee to broker-dealers on a quarterly basis, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse service providers, including the Advisor, for shareholder services and distribution related expenses. It is expected that the Plans will aid the Fund in attracting new shareholders and assets that will provide benefits to the Fund including reduced expense ratios due to higher asset levels.

The Fund’s Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the

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Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the class of the Fund. Other material amendments to the Fund’s Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Advisor may include financial assistance to dealers that enable the Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Advisor makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The Predecessor Fund had a Master Distribution and Shareholder Servicing Plans, pursuant to Rule 12b-1 under the 1940 Act for the Predecessor Fund’s Class A shares pursuant to which the Predecessor Fund was authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the plan, a distribution and shareholder servicing fee at a rate of up to 0.25% for Class A shares of the Predecessor Fund’s average daily net assets attributable to Class A shares.

The table below states the principal types of activities for which the Predecessor Fund’s Class A made payments under the Plans for the year ended March 31, 2016.

Class A
Advertising & Sales Literature
Printing & Mailing of Prospectuses
Compensation to Underwriters
Compensation to Broker Dealers
Compensation to Sales Personnel
Interest, Carrying or other Financial Charges
Compensation to the Advisor for Distribution-Related Expenses
Other - Accrued and Unpaid Expenses

SHAREHOLDER SERVICES

With respect to Class A and Institutional Shares, the Fund may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

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The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor may delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegate will vote such proxies in accordance with its proxy policies and procedures. In some instances, the proxy voting delegate may be asked to cast a proxy vote that

30

presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. The Sub-Advisor's Proxy Voting Policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 855-552-4596or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 855-552-4596 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. The portfolio turnover rates of the Fund for the fiscal years ended March 31, 2015 and March 31, 2016 were [ ]% and [ ]%, respectively.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

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The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor or the Distributor, or an affiliate of the Advisor (such as J.A. Glynn Investments, LLC, a wholly-owned subsidiary of J.A. Glynn & Co.) or the Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Investment Advisory Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

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The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

The Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

For the fiscal year ended March 31, 2014, the Fund paid brokerage commissions of approximately $103,636. For the fiscal period ended March 31, 2015, the Fund paid brokerage commissions of approximately $157,573. For the fiscal year ended March 31, 2016, the Fund paid brokerage commissions of approximately $[ ].

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares. Additional information about sales charges (loads) for the purchase of Class A shares of the Fund is below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

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Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all Funds in the Trust to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

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Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

NET ASSET VALUE

Net asset value per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of

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liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such

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liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in the Fund. The American Jobs Creation Act of 2004, as extended by the Emergency Economic Stabilization Act of 2008 and later by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, provides relief from U.S. withholding tax for certain properly designated distributions made with respect to the Fund’s taxable year beginning prior to 2012, assuming the investor provides valid tax documentation certifying non-U.S. status. The relief does not by its terms apply to the Fund’s taxable year beginning in or after 2012 unless so extended by Congress. The Fund will generally apply this relief, where applicable, to Fund distributions made to you if you invest directly with the Fund. If you hold Fund shares through a broker or intermediary, your broker or intermediary may apply this relief to distributions made to you with respect to those shares. If your broker or intermediary instead collects withholding tax where this relief is applicable, you may be able to reclaim such withholding tax from the IRS. Please consult your tax advisor.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

FINANCIAL STATEMENTS

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The financial statements of the Predecessor Fund and the independent registered public accounting firm's report appearing in the Annual Report for the fiscal year ended December 31, 2015 are hereby incorporated by reference. You can obtain the Annual Report without charge by calling 1-855-552-4596.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates

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a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

PROXY VOTING GUIDELINES FOR

Van Hulzen Asset Management, LLC

Voting Procedures

K. Proxy Voting. DOL Interpretive Bulletin 94-2 (see Section XXIII) provides a summary of proxy voting duties for ERISA plan assets. The CCO will review this Bulletin prior to the Company exercising proxy voting rights in regard to any ERISA plan assets under management.

1. Proxy Voting Policies

The company does not vote proxies on behalf of its separate account clients.

2. Proxy Voting Policies for Mutual Funds

Policy

VAN HULZEN ASSET MANAGEMENT (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 2 0 6 (4) - 6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Stefan ten Brink has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

VAN HULZEN ASSET MANAGEMENT has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I. INTRODUCTION

VAN HULZEN ASSET MANAGEMENT has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940. These policies and procedures are effective on March 22, 2011.

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II. GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

◻ Proxy proposals that are to be considered on a case-by-case basis,

◻ Proxy proposals that Advisor generally abstains from voting on, and

◻ Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy

Voting Policy and Procedures.

Proxy Manager shall be CHRIS SCHREUR, SENIOR VICE PRESIDENT.

Proxy Committee shall be comprised of the following person(s):

1) Craig Van Hulzen , CEO

2) John PearceManaging Director

3) STEFAN TEN BRINK, MANAGING DIRECTOR

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III. PRINCIPLES AND GUIDELINE

A. Principles

VAN HULZEN ASSET MANAGEMENT’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. VAN HULZEN ASSET MANAGEMENT will vote proxies in the best interests of our Fund clients and will generally vote for, against, consider on a ca se-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, VAM’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which VAM votes. VAM will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B. Voting Guidelines

1. Routine Business Decisions and Director Related Proposals

Advisor votes for:

a) Name changes

b) Directors in uncontested elections

c) Elimination/limitation of directors’ liability

d) Indemnification of directors

e) Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f) Directors in contested elections

g) Approval of auditors.

2. Corporate Governance

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Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent director’s Minimum director share ownership

Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a) Supermajority vote requirements

b) Limiting directors ’ tenure

c) Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d) Shareholder proposals

e) Dissident proxy battle

3. Director and Executive Compensation

Advisor votes for:

a) Disclosure of executive compensation

Advisor votes against:

b) Golden and tin parachutes

Advisor considers on a case-by-case basis:

c) Restricting executive compensation

d) Executive compensation plans

e) Establish/Increase share option plans for directors and executives

4. Take-Over Defense

Advisor votes against:

a) Reincorporation to prevent takeover

b) Issue new class of common stock with unequal voting rights

c) Adoption of fair price amendments

d) Establish a classified (or “staggered”) board of directors

e) Eliminating cumulative voting

f) Poison pills

g) Blank check preferred stock

5. Capital Structure

Advisor votes for:

a) Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

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b) Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c) Unequal voting rights, such as dual class of stock

d) Pre-emptive rights

Advisor considers on a case-by-case basis:

e) Increase preferred stock

f) Blank check preferred stock (not for takeover defense)

g) Restructuring plans

6. Other Shareholder Value Issues Advisor votes for:

a) Employee stock ownership plans (ESOPs)

b) Employee stock purchase plans

c) 401(k) plans

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Advisor votes against:

d) Greenmail

Advisor considers on a case-by-case basis:

e) Mergers and acquisitions

h) Spin-offs and asset sales

7. Corporate, Social and Environmental Policy Proposals

As noted above, VAN HULZEN ASSET MANAGEMENT’s fiduciary responsibility is the maintenance and growth of our clients’ assets. Accordingly, VAN HULZEN ASSET MANAGEMENT will typically vote in accordance with m a n a g e m e n t ’ s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues. When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8. Proposals Specific to Mutual Funds

VAN HULZEN ASSET MANAGEMENT serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of VAN HULZEN ASSET MANAGEMENT to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV. Conflicts of Interest

On occasion, a conflict of interest may exist between VAN HULZEN ASSET MANAGEMENT and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, VAN HULZEN

ASSET MANAGEMENT is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, VAN HULZEN ASSET MANAGEMENT will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, VAN HULZEN ASSET MANAGEMENT may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, VAN HULZEN ASSET MANAGEMENT will take any of the following courses of action to resolve the conflict:

1) Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2) Suggest that our Funds, Portfolios and clients engage another party to determine how the proxy should be voted; or

3) Vote according to the recommendation of an independent third party, such as a:

◻ proxy consultant;

◻ research analyst;

◻ proxy voting department of a mutual fund or pension fund; or

◻ compliance consultant.

V. Obtaining More Information

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These policies and procedures may also be found in VAN HULZEN ASSET MANAGEMENT’s Form ADV, Part II and supporting schedules.

Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues. A Security Cross Reference report is run in PortfolioCenter as of the record date, as stated on the proxy. This report tells how many shares were owned by Funds as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed. After the report is run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to VAN

HULZEN ASSET MANAGEMEN T ’ s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference,

such as:

◻ Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into VAN HULZEN ASSET MANAGEMENT after the record date, even though the client owned it as of the record date.

◻ Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken. If the difference is determined to be immaterial and is approved by the Portfolio

Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in VAN HULZEN ASSET MANAGEMENT’s Proxy Voting Policy and sign the proxy. For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order.

This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security

Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database. The following information is entered:

◻ Name of Company

◻ Proxy Proposal

◻ Management’s recommendation

◻ VAN HULZEN ASSET MANAGEMENT’s Action

◻ Rationale for the vote

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◻ List of clients to whom the proxy vote applies.

Should VAN HULZEN ASSET MANAGEMENT receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

◻ Name of the Client

◻ Date that the request was received

◻ Whether the request was for a complete or partial record of proxy votes

◻ The documents provided

◻ Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The ADVISER will provide conspicuously displayed information in its Form ADV Part II in the Supporting schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how VAM voted a client’s proxies, and that clients may request a copy of these policies and procedures.

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PART C

FORM N-1A

OTHER INFORMATION

ITEM 28. Exhibits.

(a)(1)	Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(a)(2)	Amendment No. 1 to Agreement and Declaration of Trust of the Registrant dated April 27, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(a)(3)	Certificate of Amendment to Certificate of Trust of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(b)(1)	Bylaws of the Registrant dated April 27, 2006 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(c)(1)	Specimen Certificate for Shares of Beneficial Interest of the Registrant dated April 18, 2006, including Certificate of Amendment dated May 17, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(1)	Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(2)	Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(3)	Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(4)	Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(5)	Investment Advisory Agreement dated September 11, 2007, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(6)	Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(7)	Letter Agreement dated June 23, 2006, to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 28, 2007 (File No. 811-05010).

(d)(8)	Letter Agreement dated February 27, 2007, to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed April 29, 2008 (File No. 811-05010).

(d)(9)	Letter Agreement dated February 27, 2007, to Investment Advisory Agreement dated August 31, 2007, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed April 29, 2008 (File No. 811-05010).

(d)(10)	Letter Agreement dated January 24, 2008, to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA International Equity Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed April 29, 2008 (File No. 811-05010).

(d)(11)	Subadvisory Agreement dated June 23, 2006, between the Registrant, Huntington Asset Advisors, Inc. and Laffer Investments, Inc. (terminated) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(d)(12)	Amended and Restated Exhibit 1 to Schedule A to the Investment Advisory Agreement dated June 23, 2006, between Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(d)(13)	Letter Agreement dated October 29, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2008 (File No. 811-05010).

(d)(14)	Letter Agreement dated January 29, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2008 (File No. 811-05010).

(d)(15)	Amended and restated Exhibit A dated October 21, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(d)(16)	Amended and restated Schedule A dated May 1, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(d)(17)	Letter Agreement dated April 27, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(d)(18)	Letter Agreement dated June 15, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(d)(19)	Letter Agreement dated July 29, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Growth Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(d)(20)	Letter Agreement dated December 28, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Global Select markets Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(d)(21)	Amended and restated Schedule A dated December 28, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(d)(22)	Amendment to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(d)(23)	Amendment to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(d)(24)	Investment Subadvisory Agreement dated July 21, 2011, between Huntington Asset Advisors, Inc. and Haberer Registered Investment Advisor, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(d)(25)	Amendment to the Investment Advisory Agreement dated May 25, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(d)(26)	Amendment to the Investment Advisory Agreement dated June 22, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Longer Duration Fixed Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed July 6, 2012 (File No. 811-05010).

(d)(27)	Amendment to the Investment Advisory Agreement dated August 9, 2012, between the Registrant and Huntington Asset Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 86 filed August 16, 2012 (File No. 811-05010).

(d)(28)	Amendment to the Investment Advisory Agreement dated August 9, 2012, between the Registrant and Huntington Asset Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 86 filed August 16, 2012 (File No. 811-05010).

(d)(29)	Amendment to the Investment Advisory Agreement dated August 19, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(d)(30)	Amendment to the Investment Advisory Agreement dated August 19, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(d)(31)	Amendment to the Investment Advisory Agreement dated August 19, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington VA Funds – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(d)(32)	Amendment to the Investment Advisory Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(d)(33)	Amendment to the Investment Advisory Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(d)(34)	Amendment to the Investment Advisory Agreement dated August 19, 2014, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Money Market Funds – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(d)(35)	Amendment to the Investment Advisory Agreement dated August 19, 2014, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(d)(36)	Amendment to the Investment Advisory Agreement dated August 19, 2014, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington VA Funds – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(d)(37)	Amendment to the Investment Advisory Agreement dated August 20, 2015, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Money Market Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(d)(38)	Amendment to the Investment Advisory Agreement dated August 20, 2015, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington Retail Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(d)(39)	Amendment to the Investment Advisory Agreement dated August 20, 2015, between the Registrant and Huntington Asset Advisors, Inc. on behalf of the Huntington VA Funds – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(d)(40)	Management Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(d)(41)	Amendment to the Management Agreement, dated February 26, 2016, between the Registrant and Rational Advisors, Inc.– Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(d)(42)	Amendment to the Management Agreement, between the Registrant and Rational Advisors, Inc. relating to the Rational Dynamic Momentum Fund – to be filed by subsequent amendment.

(d)(43)	Amendment to the Management Agreement, between the Registrant and Rational Advisors, Inc. relating to the Rational Iron Horse Fund – to be filed by subsequent amendment.

(d)(44) Sub-Advisory Agreement, dated January 1, 2016, between Rational Advisors, Inc. and The Cambridge Strategy (Asset Management) Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(d)(45) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation– is Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(d)(46) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation relating to the Rational Dynamic Momentum Fund– to be filed by subsequent amendment.

(d)(47) Sub-Advisory Agreement between Rational Advisors, Inc. and Van Hulzen Asset Management, LLC, relating to the Rational Iron Horse Fund– to be filed by subsequent amendment.

(e)(1)	Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(2)	Amendment to Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(3)	Exhibit A to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(4)	Amended and restated Amendment #1 to Exhibit A to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(e)(5)	Exhibit B to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(6)	Amendment #1 to Exhibit B dated April 30, 2007, to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(e)(7)	Exhibit C to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(8)	Amendment #1 to Exhibit C dated April 30, 2007, to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(e)(9)	Exhibit D to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(e)(10)	Amended and restated Exhibit E dated August 31, 2007, to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(e)(11)	Form of Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(e)(12)	Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc., including Exhibits A and B - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(e)(13)	Amended and Restated Exhibit A dated December 28, 2009 to the Distribution Agreement dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(e)(14)	Amendment to the Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc., including Exhibit A, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(e)(15)	Amendment to the Distribution Agreement dated April 1, 2009, between the Registrant and Unified Financial Securities, Inc., including Exhibit A, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(e)(16)	Amendment to the Distribution Agreement dated May 25, 2012, including Exhibit A, between the Registrant and Unified Financial Securities, Inc., relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(e)(17)	Amendment to the Distribution Agreement dated June 22, 2012, including Exhibit A, between the Registrant and Unified Financial Securities, Inc., relating to the Huntington Longer Duration Fixed Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed July 6, 2012 (File No. 811-05010).

(e)(18)	Amended Distribution Agreement dated August 31, 2012, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(e)(19)	Letter Agreement dated November 15, 2012, between the Registrant and Unified Financial Securities, Inc. relating to the U.S. Treasury Money Market Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(e)(20)	Amended Distribution Agreement dated August 19, 2013, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(e)(21) Amended Distribution Agreement dated December 13, 2013, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(e)(22)	Amended Distribution Agreement dated August 19, 2014, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(e)(23)	Amended Distribution Agreement dated August 20, 2015, including Exhibits A and B, between the Registrant and Unified Financial Securities, Inc. –Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(e)(24)	Distribution Agreement dated January 1, 2016, between the Registrant, Rational Advisors, Inc. and Unified Financial Securities, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(e)(25)	Distribution Agreement, between the Registrant and Northern Lights Distributors, LLC – is filed herewith.

(f)(1)	Employee Lease Agreement dated July 9, 2013 between the Registrant, Huntington Strategy Shares and Huntington Asset Services, Inc. for the services rendered by the Funds’ Chief Compliance Officer – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(f)(2)	Amended and Restated Employee Lease Agreement dated August 19, 2014 between the Registrant, Huntington Strategy Shares and Huntington Asset Services, Inc. for the services rendered by the Funds’ Chief Compliance Officer – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(g)(1)	Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(2)	Schedule A to Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(3)	Schedule B dated September 11, 2007 as Amended and Restated on August 31, 2007, to the Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(4)	Amendment to the Custodian Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(5)	Foreign Custody Manager Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(6)	Form of Exhibit A, Amended and Restated as of August 31, 2007, to Foreign Custody Manager Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(7)	Schedule I to Foreign Custody Manager Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(8)	Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(9)	Schedule I to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(10)	Form of Schedule II, Amended and Restated as of August 31, 2007, to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(g)(11)	Schedule III to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(12)	Appendix I to Foreign Custody Agreement dated June 23, 2006, between the Registrant and The Bank of New York – Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(g)(13)	Sub-Custody Agreement dated June 23, 2006, between the Registrant, The Huntington National Bank and PFPC Trust Company – Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(g)(14)	Custodian Agreement dated June 26, 2006, between the Registrant and State Street Bank and Trust Company including Schedules A, B and C and the Remote Access Services Addendum – Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(g)(15)	Schedules A and B to the Custodian Agreement dated October 21, 2008, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(g)(16)	Securities Lending Customer Agreement dated September 19, 2007, between the Registrant and PFPC Trust Company – Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(g)(17)	Form of Global Sub-Custodian Agreement between The Huntington National Bank and Brown Brothers Harriman & Co. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(g)(18)	Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(g)(19)	Appendix B, Amended and Restated as of July 29, 2009, to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(g)(20)	Appendix B, Amended and Restated as of December 28, 2009, to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(g)(21)	Amendment to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(g)(22)	Amendment to the Custodian Agreement dated May 26, 2009, between the Registrant and The Huntington National Bank, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(g)(23)	Amended and Restated Custodian Agreement dated May 26, 2009, as amended August 31, 2012, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(g)(24)	Amendment to Custodian Agreement dated November 8, 2012, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(g)(25)	Revised Amendment to Custodian Agreement dated November 8, 2012, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(g)(26)	Revised Amendment to Custodian Agreement effective June 1, 2013, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(g)(27)	Amendment to Custodian Agreement effective August 19, 2014, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(g)(28)	Amendment to Custodian Agreement effective November 1, 2015, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(g)(29)	Amendment to Custodian Agreement, dated February 26, 2016, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(g)(30)	Amendment to Custodian Agreement between the Registrant and The Huntington National Bank, relating to the Rational Dynamic Momentum Fund– to be filed by subsequent amendment.

(g)(31)	Amendment to Custodian Agreement between the Registrant and The Huntington National Bank, relating to the Rational Iron Horse Fund– to be filed by subsequent amendment.

(h)(1)	Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(2)	Amended and Restated Exhibit A to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(h)(3)	Exhibit B to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(4)	Exhibit C to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(5)	Exhibit D to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(6)	Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(7)	Amended and Restated Investment Company Exhibit as of August 31, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(8)	Administrative Services Fee Exhibit to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(9)	First Amendment dated June 29, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(10)	Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(11)	Exhibit A to Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(12)	Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(13)	Amended and Restated Investment Company Exhibit as of August 31, 2007 and dated September 11, 2007, to Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(14)	Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(15)	First Amendment dated June 29, 2007 to Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services dated June 23, 2006, between the Registrant, The Huntington National Bank and Federated Services Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(16)	Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(h)(17)	Amended and Restated Exhibit A as of August 31, 2007 and dated September 22, 2007, to the Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(18)	Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(19)	Amendment #1 to the Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(20)	Amendment #2 to the Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(21)	Amendment #3 to the Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(22)	Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(23)	Schedule A dated June 23, 2006 to the Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(24)	Form of Amended and Restated Amendment #1 dated August 31, 2007 to Schedule B of the Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(25)	Schedule C to the Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(26)	Form of Fund Participation Agreement between the Registrant, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Huntington Asset Advisors, Inc. and Edgewood Services, Inc. dated June 23, 2006, including Exhibits A through E - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(27)	Fund Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Transamerica Life Insurance Company dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed February 8, 2007 (File No. 811-05010).

(h)(28)	Fund Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Assurance Company of Canada (U.S.) dated January 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(h)(29)	Registrant’s Shareholder Services Plan dated February 13, 2007 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(30)	Exhibit A dated September 10, 2008, to Registrant’s Shareholder Services Plan dated February 13, 2007 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(h)(31)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(32)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(33)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(34)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(35)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(36)	Indemnification Agreement between the Registrant and Trustee of Trust dated December 1, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(37)	Indemnification Agreement between the Registrant and Trustee of Trust dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(h)(38)	Consultant Agreement between Huntington Asset Advisors, Inc. and Laffer Investments, Inc. dated September 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(h)(39)	Schedule A to the Fund Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Assurance Company of Canada (U.S.) dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(40)	Appendix A to Indemnification Agreement between the Registrant and Trustee William H. Zimmer III, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(41)	Appendix A to Indemnification Agreement between the Registrant and Trustee Thomas Westerfield, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(42)	Appendix A to Indemnification Agreement between the Registrant and Trustee Mark Shary, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(43)	Appendix A to Indemnification Agreement between the Registrant and Trustee Tadd Seitz, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(44)	Appendix A to Indemnification Agreement between the Registrant and Trustee B. Randolph Bateman, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(45)	Appendix A to Indemnification Agreement between the Registrant and Trustee David Schoedinger, dated October 21, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(46)	Amended and Restated Administrative Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(47)	Form of Mutual Fund Services Agreement, Fund Sub-Administration Services between The Huntington National Bank and Unified Fund Services, Inc., dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(48)	Form of Mutual Fund Sales and Services Agreement (Unified Financial Securities, Inc.) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(49)	Amended and Restated Exhibit #2 to Exhibit A of the Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated May 1, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(50)	Amended and Restated Exhibit A as of October 21, 2008, to the Mutual Fund Services Agreement for Transfer Agency Services between the Registrant and Unified Fund Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(51)	Amendment No. 2 dated November 1, 2008, to the Participation Agreement between the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Transamerica Life Insurance Company - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(52)	Form of Shareholder Services Agreement of the Registrant (including Amended and Restated Amendment #1 to Exhibit A) - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(53)	Second Amended and Restated Exhibit A to The Huntington Funds Shareholder Services Plan dated September 17, 2008 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(h)(54)	Mutual Fund Services Agreement for Sub-Administration Services between The Huntington National Bank and Unified Fund Services, Inc., dated April 1, 2009, including Exhibit A and Exhibit B - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(55)	Amended and Restated Exhibit A dated April 1, 2009, to the Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(56)	Amendment dated May 7, 2009, to Amended and Restated Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(57)	Fund Participation Agreement between Nationwide Financial Services, Inc. and Unified Financial Securities, Inc. as distributor of the Funds, dated April 21, 2009, including Exhibits A through D - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(58)	Form of Fund Participation Agreement between the Registrant, Huntington Asset Advisors, Inc., Unified Financial Securities, Inc. and Hartford Life Insurance Company, dated April 1, 2009, including Schedules A through C - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(59)	Amended and Restated Exhibit A as of July 29, 2009, to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(h)(60)	Indemnification Agreement between the Registrant and Trustee Alistair Jessiman dated January 29, 2010 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(61)	Amended and Restated Exhibit A as of December 28, 2009, to the Shareholder Services Plan of The Huntington Funds - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(62)	Amended and Restated Exhibit A as of December 28, 2009, to the Shareholder Services Agreement of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(63)	Exhibit A to the Mutual Fund Services Agreement for Fund Sub-Administration Services dated December 28, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(64)	Amended and Restated Exhibit A as of December 28, 2009, to the Mutual Fund Services Agreement for Transfer Agency Services between Unified Fund Services, Inc. and The Huntington Funds - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(65)	Amended and restated Exhibit A as of December 28, 2009, to the Administrative Services Agreement - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(h)(66)	Amendment to Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Fund Services, Inc., relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(h)(67)	Amendment to Exhibit A of the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(h)(68)	Amendment to the Shareholder Services Agreement, regarding the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(h)(69)	Amendment to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Fund Services, Inc., relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(70)	Amendment to Exhibit A of the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(71)	Amendment to Shareholder Services Agreement, regarding the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(72)	Amended and Restated Exhibit A as of July 5, 2010, to the Financial Administration and Accounting Services Agreement dated December 1, 2001, between the Registrant and The Huntington National Bank - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(h)(73)	Expense Limitation Agreement dated May 25, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(h)(74)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(75)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(76)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(77)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(78)	Expense Limitation Agreement dated May 1, 2011, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(79)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(80)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(81)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(82)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(83)	Expense Limitation Agreement dated May 1, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(84)	Amended Expense Limitation Agreement dated August 31, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(85)	Expense Limitation Agreement dated September 28, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(86)	Expense Limitation Agreement dated November 30, 2012, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(87)	Expense Limitation Agreement dated February 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington US Treasury Money Market Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(88)	Expense Limitation Agreement dated February 15, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Real Strategies Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(89)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(90)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(91)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(92)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(93)	Expense Limitation Agreement dated May 1, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(h)(94)	Amended and Restated Administrative Services Agreement dated June 23, 2006, as amended August 31, 2012, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(95)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services dated August 31, 2012, between the Registrant and Huntington Asset Services, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(96)	Administrative Services Agreement dated December 1, 2012, between the Registrant and Huntington Asset Services, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(97)	Expense Limitation Agreement dated April 24, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 filed April 30, 2013 (File No. 811-05010).

(h)(98) 364-Day Credit Agreement dated January 18, 2013 and Letter Amendment dated December 27, 2012 between Citibank, N.A. and the Registrant – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(99) Amendment No. 4 dated May 1, 2013, to the Participation Agreement between the Registrant, Unified Financial Securities, Inc., Huntington Asset Advisors, Inc., Transamerica Financial Life Insurance Company and Transamerica Life Insurance Company – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(100)	Supplement to the Master Securities Loan Agreement dated May 22, 2013 between Morgan Stanley & Co., LLC, MS Securities Services Inc. and the Registrant on behalf of the Funds listed on Schedule 1 – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(101)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services dated August 19, 2013, between the Registrant and Huntington Asset Services, Inc. – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(102) Amendment to Exhibit A dated August 19, 2013 to the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(h)(103)	Expense Limitation Agreement dated November 22, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(104) Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Disciplined Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(105) Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(106)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(107) Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Real Strategies Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(108)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(109)	Expense Limitation Agreement dated December 13, 2013, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on December 12, 2013 (File No. 811-05010).

(h)(110)Expense Limitation Agreement dated February 28, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Income Generation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No 100 filed on February 27, 2014 (File No. 811-05010).

(h)(111)Expense Limitation Agreement dated February 28, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No 100 filed on February 27, 2014 (File No. 811-05010).

(h)(112)Amended and Restated Administrative Services Agreement dated June 23, 2006, as amended December 13, 2013, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(113)364-Day Credit Agreement dated December 19, 2013, between Citibank, N.A. and the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(114) Expense Limitation Agreement dated February 10, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington International Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(115) Expense Limitation Agreement dated February 26, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Rotating Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(116) Expense Limitation Agreement dated March 5, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Growth Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(117) Expense Limitation Agreement dated March 5, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Income Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(118) Expense Limitation Agreement dated March 5, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Mid Corp America Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(119) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Disciplined Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(120) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(121) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(122) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington International Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(123) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Real Strategies Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(124) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(125) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(126) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Conservative Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(127) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Growth Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(128) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Balanced Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(129) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(130) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA International Equity Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(131) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Rotating Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(132) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Real Strategies Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(133) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(134) Expense Limitation Agreement dated May 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Mortgage Securities Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(h)(135) Amendment to Exhibit A dated August 19, 2014 to the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(h)(136)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services dated August 19, 2014, between the Registrant and Huntington Asset Services, Inc. – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(h)(137)	Amendment dated June 1, 2014 to the Master Securities Loan Agreement dated February 21, 2012, and the Exclusive Fee Side Letter dated May 22, 2013, between Morgan Stanley & Co., LLC, and the Registrant on behalf of the Funds listed on Schedule I – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(h)(138)	Exclusive Lending Letter dated July 11, 2014, and effective August 19, 2014, to the Master Securities Loan Agreement dated February 21, 2012, between Morgan Stanley & Co., LLC, and the Registrant on behalf of the Funds listed on Schedule I – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(h)(139)	Form of Mutual Fund Sales and Services Agreement (Unified Financial Securities, Inc.) – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(h)(140)Expense Limitation Agreement dated October 1, 2014, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Global Select Markets Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 107 filed April 30, 2015.

(h)(141)Revolving Credit Agreement dated December 18, 2014, between the Registrant and the Huntington National Bank – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 107 filed April 30, 2015.

(h)(142)	Amendment to Exhibit A dated August 20, 2015 to the Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(143)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services dated August 20, 2015, between the Registrant and Huntington Asset Services, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(144)	Fund Services Agreement dated February 26, 2016, between the Registrant and Gemini Fund Services, LLC – is filed herewith.

(h)(145)	Exclusive Lending Letter dated April 30, 2015 to the Master Securities Loan Agreement dated February 21, 2012, between Morgan Stanley & Co., LLC, and the Registrant on behalf of the Funds listed on Schedule I – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(146)	Expense Limitation Agreement dated May 1, 2015, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(147)Expense Limitation Agreement dated May 1, 2015, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington U.S. Treasury Money Market Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(148) Expense Limitation Agreement dated May 1, 2015, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Balanced Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(149) Expense Limitation Agreement dated May 1, 2015, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Real Strategies Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(150) Expense Limitation Agreement dated May 1, 2015, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(151) Expense Limitation Agreement dated May 1, 2015, between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington VA Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(152) Expense Limitation Agreement dated [ ], between the Registrant and Rational Advisors, Inc., relating to the Rational Dynamic Momentum Fund – to be filed by subsequent amendment.

(h)(153) Expense Limitation Agreement dated [ ], between the Registrant and Rational Advisors, Inc., relating to the Rational Iron Horse Fund – to be filed by subsequent amendment.

(h)(154) Indemnification Agreement between the Registrant, Huntington National Bank and Trustee Joseph L. Rezabek dated October 8, 2015, with regard to the Huntington Money Market Fund and Huntington U.S. Treasury Money Market Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(155) Indemnification Agreement between the Registrant, Huntington National Bank and Trustee Mark Shary dated October 8, 2015, with regard to the Huntington Money Market Fund and Huntington U.S. Treasury Money Market Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(156) Indemnification Agreement between the Registrant, Huntington National Bank and Trustee William H. Zimmer dated October 8, 2015, with regard to the Huntington Money Market Fund and Huntington U.S. Treasury Money Market Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(157) Indemnification Agreement between the Registrant, Huntington National Bank and Trustee Thomas J. Westerfield dated October 8, 2015, with regard to the Huntington Money Market Fund and Huntington U.S. Treasury Money Market Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(158) Registrant’s Amended and Restated Shareholder Services Plan, dated November 23, 2015 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(h)(159)Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington Balanced Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010)..

(h)(160)Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010)..

(h)(161)Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington Global Select Markets Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010)..

(h)(162) Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington Real Strategies Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010)..

(h)(163) Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(h)(164) Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington VA Dividend Capture Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

.

(h)(165) Expense Limitation Agreement, dated January 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Huntington VA Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010)..

(h)(166) Shareholder Services Plan, dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(h)(167) Mutual Fund Services Agreement between the Registrant and Huntington Asset Services, Inc. dated January 1, 2016 for fund accounting, fund administration and transfer agency services – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(h)(168)Management Services Agreement between the Registrant and MFund Services, LLC dated January 1, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010)..

(h)(169) Amendment to Exhibit A, dated [ ], relating to the Rational Dynamic Momentum Fund to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. – to be filed by subsequent amendment.

(h)(170) Amendment to Exhibit A, dated [ ], relating to the Rational Iron Horse Fund to the Management Services Agreement, dated January 1, 2016, between the Registrant and MFund Services, LLC. – to be filed by subsequent amendment.

(h)(171) Wholesale Marketing and Distribution Agent Agreement dated January 1, 2016, - Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(h)(172) Expense Limitation Agreement, dated February 26, 2016, between the Registrant and Rational Advisors, Inc. related to the Catalyst Managed Futures Strategy VA Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(h)(173) Expense Limitation Agreement, dated May 1, 2016, between the Registrant and Rational Advisors, Inc. related to the Rational Dividend Capture Fund, Rational Risk Managed Emerging Markets Fund, rational Real Strategies Fund, Rational Defensive Growth Fund and Rational Strategic Allocation Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 filed April 29, 2016 (File No. 811-05010).

(h)(174) Management Agreement, dated January 1, 2016, between Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) and Rational Advisors, Inc. – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(h)(175) Sub-Advisory Agreement between Rational Advisors, Inc. and Chesapeake Capital Corporation respecting Catalyst Managed Futures Strategy Fund Limited (a wholly-owned subsidiary of Catalyst Managed Futures Strategy VA Fund) – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(h)(176) Compliance Services Agreement, dated February 26, 2016, between the Registrant and MFund Services LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(i)(1)	Opinion of Counsel as to legality of shares being offered – Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed April 29, 2005 (File No. 811-05010).

(i)(2)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 69 filed February 14, 2011 (File No. 811-05010).

(i)(3)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 filed April 15, 2011 (File No. 811-05010).

(i)(4)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Income Generation Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed June 1, 2012 (File No. 811-05010).

(i)(5)	Opinion of Counsel as to legality of shares being offered, relating to the Huntington Longer Duration Fixed Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed July 6, 2012 (File No. 811-05010).

(i)(6) Opinion of Counsel as to legality of shares being offered, relating to the Huntington Dividend Capture Fund and Huntington Situs Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 94 filed October 15, 2013 (File No. 811-05010).

(i)(7)	Opinion of Counsel as to the legality of shares being offered, relating to the Huntington Income Generation Fund and Huntington World Income Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed October 15, 2013 (File No. 811-05010).

(i)(8)	Opinion of Counsel as to the legality of shares being offered, relating to the Catalyst Managed Futures Strategy VA Fund – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(i)(9)	Opinion and Consent of Counsel – to be filed by subsequent amendment.

(j)(1)	Consent of Trust’s Independent Registered Public Accountants relating to Registrant’s Post-Effective Amendment No. 113 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 filed April 5, 2016 (File No. 811-05010).

(j)(2) Consent of Ernst & Young, LLP, the Trust’s former Independent Registered Public Accountants – Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 filed April 29, 2016 (File No. 811-05010)..

(j)(3) Consent of Cohen Fund Audit Services, Trust’s Independent Registered Public Accountants – to be filed by subsequent amendment.

(k)	Not applicable.

(l)(1)	Initial Capital Understanding - Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed April 26, 1996 (File No. 811-05010).

(m)(1)	Distribution Plan of the Registrant dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(m)(2)	Exhibit A to the Distribution Plan of the Registrant dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(m)(3)	Amended and Restated Exhibit 1 to Exhibit A to the Distribution Plan of the Registrant dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(m)(4)	Amended and Restated Distribution Plan of the Registrant dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(m)(5)	Exhibit A to Amended and Restated Distribution Plan of the Registrant dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(m)(6)	Amended and Restated Exhibit A dated December 28, 2009 to the Distribution Plan of the Registrant dated April 1, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(m)(7)	Amendment to the Distribution Plan of the Registrant dated April 1, 2009, regarding the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(m)(8)	Amendment to the Distribution Plan of the Registrant dated April 1, 2009, regarding the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(m)(9)	Amended and Restated Distribution Plan of the Registrant dated August 31, 2012 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(m)(10)	Amended and Restated Distribution Plan of the Registrant dated August 19, 2013 – Incorporated by reference to Registrant’s Form 497 filed on September 4, 2013 (File No. 811-05010).

(m)(11)Amended and Restated Distribution Plan of the Registrant dated December 13, 2013 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(m)(12)	Amended and Restated Distribution Plan of the Registrant dated August 19, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(m)(13)	Amended and Restated Distribution Plan of the Registrant dated August 20, 2015 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 filed December 11, 2015 (File No. 811-05010).

(m)(14) Amended and Restated Distribution Plan dated December 30, 2015 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(m)(15) Distribution Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(m)(16) Exhibit to Distribution Plan of the Registrant dated February 26, 2016 – to be filed by subsequent amendment.

(n)(1) Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(n)(2)	Exhibit to the Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(n)(3)	Amended and Restated Exhibit #1 to Registrant’s Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(n)(4)	Amended and Restated Exhibit #2 to Registrant’s Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(n)(5)	Amended and Restated Exhibit dated December 28, 2009, to Registrant’s Multiple Class Plan, dated June 23, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(n)(6)	Amendment to Registrant’s Multiple Class Plan regarding the Huntington World Income Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed May 2, 2011 (File No. 811-05010).

(n)(7)	Form of Amendment to Registrant’s Multiple Class Plan regarding the Huntington Disciplined Equity Fund - Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 filed July 28, 2011 (File No. 811-05010).

(n)(8)	Amended Multiple Class Plan of the Registrant dated August 31, 2012 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 filed February 28, 2013 (File No. 811-05010).

(n)(9)	Second Amended Multiple Class Plan of the Registrant dated September 26, 2013 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(n)(10) Third Amended Multiple Class Plan of the Registrant dated February 14, 2014 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 filed April 29, 2014 (File No. 811-05010).

(n)(11)	Fourth Amended Multiple Class Plan of the Registrant dated February 26, 2016 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(n)(12)	Amended Multiple Class Plan of the Registrant dated May 26, 2016 – to be filed by subsequent amendment.

(o)(1)	Powers of Attorney of Charles Davis, Daniel Benhase, John Shary, Thomas Westerfield, David Schoedinger and William R. Wise - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(2)	Power of Attorney of the Chief Executive Officer and Vice President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(3)	Power of Attorney of the President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(4)	Power of Attorney of the Treasurer of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(o)(5)	Power of Attorney of the Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(o)(6)	Power of Attorney of the Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(o)(7)	Power of Attorney of the Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(o)(8)	Power of Attorney of the Assistant Secretary of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed October 21, 2008 (File No. 811-05010).

(o)(9)	Power of Attorney of Anthony J. Ghoston, Chief Executive Officer of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(o)(10)	Power of Attorney of Eric McKenzie, Vice President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(o)(11)	Power of Attorney of Secretary of Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed October 14, 2009 (File No. 811-05010).

(o)(12)	Power of Attorney of Trustee of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(13)	Power of Attorney of R. Jeffrey Young, Principal Executive Officer of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(14)	Power of Attorney of Matthew Miller, Vice President of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(15)	Power of Attorney of Joel Engle, Treasurer of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed February 24, 2010 (File No. 811-05010).

(o)(16)	Power of Attorney of Secretary of the Registrant - Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed April 30, 2010 (File No. 811-05010).

(o)(17)	Power of Attorney of the Trustees of the Registrant dated August 9, 2012 – Incorporated by reference to Registrant’s Post-Effective Amendment No. 86 filed August 16, 2012 (File No. 811-05010).

(o)(18) Power of Attorney of Tobias Caldwell, Trustee of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(o)(19) Power of Attorney of Stephen P. Lachenauer, Trustee of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(o)(20) Power of Attorney of Donald McIntosh, Trustee of the Trust – Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed February 5, 2016 (File No. 811-05010).

(o)(21) Power of Attorney of Tobias Caldwell – Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 filed April 5, 2016 (File No. 811-05010).

(o)(22) Power of Attorney of Stephen Lachenauer – Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 filed April 5, 2016 (File No. 811-05010).

(o)(23) Power of Attorney of Donald McIntosh – Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 filed April 5, 2016 (File No. 811-05010).

(o)(24) Power of Attorney of Lisa Householder – Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 filed April 5, 2016 (File No. 811-05010).

(o)(25) Power of Attorney of Bryan Ashmus – Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 filed April 5, 2016 (File No. 811-05010).

(o)(26) Power of Attorney of Erik Naviloff – Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 filed April 29, 2016 (File No. 811-05010)..

(o)(27) Power of Attorney of Jerry Szilagyi – Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 filed April 29, 2016 (File No. 811-05010)..

(p)(1)	Code of Ethics of Edgewood Services, Inc. - Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 filed April 14, 2008 (File No. 811-05010).

(p)(2)	Code of Ethics of The Huntington Funds, dated May 4, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(p)(3)	Code of Ethics of Federated Investors, Inc., dated January 1, 2005, revised January 26, 2005 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 filed August 24, 2006 (File No. 811-05010).

(p)(4)	Code of Ethics of Laffer Investments, Inc., amended May 4, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(p)(5)	Code of Ethics of Huntington Asset Advisors, Inc., dated November 9, 2006 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 filed April 30, 2007 (File No. 811-05010).

(p)(6)	Code of Ethics of Unified Fund Services, Inc. and Unified Financial Securities, Inc., dated February 4, 2009 - Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 filed April 29, 2009 (File No. 811-05010).

(p)(7)	Code of Ethics of The Huntington Funds, dated September 30, 2013 – Incorporated by reference to Registrant’s Post-Effective Amendment No 100 filed on February 27, 2014 (File No. 811-05010).

(p)(8)	Code of Ethics of The Huntington Funds, dated April 16, 2014 – Incorporated by reference to Registrant’s Form 497 filed on September 2, 2014 (File No. 811-05010).

(p)(9)	Code of Ethics of The Cambridge Strategy (Asset Management) Limited – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(p)(10) Code of Ethics of Chesapeake Capital Corporation – Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed March 4, 2016 (File No. 811-05010).

(p)(11) Code of Ethics of Van Hulzen Asset Management, LLC – to be filed by subsequent amendment.

ITEM 29. Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification.

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 31. Business and Other Connections of the Investment Adviser.

(a)     Rational Advisors, Inc. (“Rational”), 36 North New York Avenue, Huntington, NY 11743, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-60176. Rational is a wholly-owned subsidiary of Rational Capital LLC.

(i)	Rational has engaged in no other business during the past two fiscal years.

(ii) Jerry Szilagyi is the President of Rational and the managing member of Rational Capital LLC, and has been engaged within the last two fiscal years in the capacity of director, officer, employee, partner, or trustee of the following other companies:

Trustee, Mutual Fund Series Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Trustee, Variable Insurance Trust, 17605 Wright Street, Omaha, Nebraska 68130;

Managing Member of Catalyst Capital Advisors, 36 North New York Avenue, Huntington, NY 11743, a registered investment. Catalyst Capital Advisors LLC serves as advisor to certain series of Mutual Fund Series Trust (“MFST”), a registered investment company;

Managing Member, MFund Services LLC, 36 North New York Avenue, Huntington, NY 11743, an administrator to mutual funds (including each series of the Trust);

Managing Member, MFund Distributors LLC, 36 North New York Avenue, Huntington, NY 11743, (TBP), a provider of marketing services to mutual funds.

Managing Member, Abbington Capital Group LLC, 5 Abbington Drive, Lloyd Harbor, NY 11743, a strategic consulting firm to financial services companies;

President of USA Mutuals, Inc., 700 North Pearl Street, Suite 900, Dallas, Texas 75201, a registered investment advisor. Mutuals Advisors Inc. serves as the advisor to USA Mutuals, a registered investment company;

President, USA Mutuals, c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, a registered investment company;

Managing Member of AlphaCentric Advisors LLC, 36 North New York Avenue, Huntington, NY 11743, a registered investment advisor. AlphaCentric serves as an advisor to certain series of MFST.

(b)     The Cambridge Strategy (Asset Management) Limited (“Cambridge”), 654 Madison Avenue, 16th Floor, New York, New York 10065, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-72204. Cambridge is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc..

(i)	Cambridge has engaged in no other business during the past two fiscal years.

(ii) None of the directors or officers of Cambridge have engaged in any other business during the last two fiscal years

(c)     Chesapeake Capital Corporation (“Chesapeake”), 1721 Summit Avenue, Richmond, Virginia 23230, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number 801-106985. Chesapeake is a wholly-owned subsidiary of Chesapeake Capital Holdings, Inc.

(ii)	Chesapeake has engaged in no other business during the past two fiscal years.

(iii)	R. Jerry Parker, Jr., Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake, is also the Chairman of the Board of Directors and the Chief Executive Officer of Chesapeake Capital Holdings, Inc.

(d)     Van Hulzen Asset Management, LLC (“Van Hulzen”), 4370 Town Center Blvd., Suite 220, El Dorado Hills, CA 95762, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser, file number [ ]. Additional information regarding Van Hulzen Asset Management LLC, including information regarding any other businesses of a substantial nature engaged in by the firm and its officers, directors and partners in the last two years will be provided by subsequent amendment.

ITEM 32. Principal Underwriters.

(a) Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Mutual Fund Series Trust. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Funds Trust, Copeland Trust,  Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Vertical Capital Income Fund,  Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, and Princeton Private Equity Fund.

(b)     NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

(c) Not Applicable.

ITEM 33. Location Of Accounts And Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	36 North New York Avenue, Huntington, NY 11743

Northern Lights Distributors, LLC (“Distributor”)	17605 Wright Street, Omaha, Nebraska 68130

Rational Advisors, Inc. (“Advisor”)	36 North New York Avenue Huntington, NY 11743

The Huntington National Bank (“Custodian”)	41 South High Street Columbus, OH 43215

Gemini Fund Services, LLC The Cambridge Strategy (Asset Management) Limited Chesapeake Capital Corporation Van Hulzen Asset Management, LLC

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

654 Madison Avenue, 16th Floor, New York, New York 10065

1721 Summit Avenue, Richmond, Virginia 23230

4370 Town Center Blvd.,

Suite 220, El Dorado Hills, CA 95762

ITEM 34. Management Services.

Not Applicable.

ITEM 35. Undertakings.

The Registrant undertakes that each Subsidiary and each Director of each Subsidiary hereby consents to service of process within the United States, and to examination of its books and records.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (File No. 33-11905) and the Investment Company Act of 1940 (File No. 811-5010), the Registrant, Mutual Fund and Variable Insurance Trust, has duly caused this Post-Effective Amendment No. 122 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, State of Ohio, on the 5th day of July, 2016.

Mutual Fund and Variable Insurance Trust

BY: /s/ Andrew Davalla

Andrew Davalla

Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 122 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated:

* July 5, 2016

Jerry Szilagyi, President and Principal Executive Officer Date

* July 5, 2016

Erik Naviloff, Treasurer and Principal Date

Financial Officer

* July 5, 2016

Tobias Caldwell, Trustee Date

* July 5, 2016

Stephen Lachenauer, Trustee Date

* July 5, 2016

Donald McIntosh, Trustee Date

*By: /s/ Andrew Davalla

Andrew Davalla

Attorney-in-Fact

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940)

------------------------------------------------------------

EXHIBIT NO.

UNDER PART C

OF FORM N-1A NAME OF EXHIBIT

(e)(25)	Distribution Agreement, between the Registrant and Northern Lights Distributors, LLC.

(h)(144)	Fund Services Agreement dated February 26, 2016, between the Registrant and Gemini Fund Services, LLC.